INSTRUCTIONS TO TRUSTEE ON VOTING
                            TI COMMON STOCK
                            HELD UNDER THE
               TI EMPLOYEES UNIVERSAL PROFIT SHARING PLAN


   PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE
            These voting instructions are requested in conjunction
             with a proxy solicitation by the Board of Directors
                      of Texas Instruments Incorporated.


                  [participant identifying information]


I hereby instruct Bankers Trust Company as Trustee of the TI Employees Universal Profit Sharing Trust ("Trust") to vote in person or by proxy, at the annual meeting of stockholders of Texas Instruments Incorporated ("TI") on April 17, 1997, or any adjournments thereof, the whole shares of TI common stock ("TI stock") held in the TI Stock Fund under the Trust which are attributable to my Universal Profit Sharing Account and CODA Account and the whole and fractional shares of TI Stock held in the TI Stock Fund which are attributable to my Tax Credit Employee Stock Ownership Account in the manner indicated on the reverse side of this form with respect to each item identified thereon.

The Trustee will vote the shares represented by this voting instructions form if properly signed and received by April 14, 1997. If no instructions are specified on a signed form, the shares represented thereby will be voted in accordance with the vote of the majority of the shares for which voting instructions are received from other participants, except that the Trustee will vote shares of TI stock attributable to Tax Credit Employee Stock Ownership Accounts for which no voting instructions have been received to the extent required by law or otherwise.

                                 (over)
PLEASE MARK YOUR CHOICE IN OVAL IN THE FOLLOWING MANNER USING DARK INK
ONLY: [ / ]
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The board of directors of TI recommends a vote FOR the election of directors and the two board proposals.
Draft of


                                                       For All
1. Election of Directors               For   Withheld  Except Nominee(s)
                                                       Written Below
   Nominees:  J.R. Adams, D.L. Boren,  [ ]   [ ]       [ ]______________
   J.B. Busey IV, T.J. Engibous,
   G.W. Fronterhouse, D.R. Goode,
   G.M. Shatto, W.P. Weber
   and C.K. Yeutter.

2. Proposal to approve the Texas       For   Against   Abstain
   Instruments Executive Officer       [ ]   [ ]       [ ]
   Performance Plan.

3. Proposal to approve the TI          For   Against   Abstain
   Employees 1997 Stock Purchase       [ ]   [ ]       [ ]
   Plan.


                             Dated __________________________, 1997


                             ______________________________________________
                             Signature


                             NOTE: Please sign exactly as name appears on the front side. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.